Exhibit 10.13

INDEMNIFICATION AGREEMENT

Indemnification Agreement (this “Agreement”), dated as of December 1, 2016, by and between Envision Healthcare Corporation, a Delaware corporation (the “Corporation”), and the undersigned director of the Corporation (“Indemnitee”).

WHEREAS, qualified persons are reluctant to serve companies as directors unless they are provided with broad indemnification and insurance against claims arising out of their service to and activities on behalf of the companies; and

WHEREAS, the Corporation has determined that attracting and retaining such persons is in the best interests of the Corporation and its stockholders and that it is reasonable, prudent and necessary for the Corporation to indemnify such persons to the fullest extent permitted by applicable law and to provide reasonable assurance regarding insurance;

NOW, THEREFORE, the Corporation and Indemnitee hereby agree as follows:

1. Defined Terms; Construction.

(a) Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person. For these purposes, “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person by reason of ownership of voting securities, by contract or otherwise.

“Change in Control” means, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries acting in such capacity, or (B) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Corporation representing more than 50% of the total voting power represented by the Corporation’s then outstanding Voting Securities, (ii) during any period of two consecutive years commencing from and after the date hereof, individuals who at the beginning of such period constitute the board of directors of the Corporation and any new director whose election by the board of directors of the Corporation or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds

(2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 50% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of (in one transaction or a series of related transactions) all or substantially all of its assets or (v) the Corporation shall file or have filed against it, and such filing shall not be dismissed, any bankruptcy, insolvency or dissolution proceedings, or a trustee, administrator or creditors committee shall be appointed to manage or supervise the affairs of the Corporation.

“Corporate Status” means the status of a person who is or was a member of the Governing Body (or of any committee thereof), officer, employee or agent of the Corporation or any of its subsidiaries, or of any predecessor thereof, or is or was serving at the request of the Corporation as a member of the Governing Body (or of any committee thereof), officer, employee, manager or agent, of another entity, or of any predecessor thereof, including service with respect to an employee benefit plan.

“Determination” means a determination that either (x) there is a reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a particular standard of conduct (a “Favorable Determination”) or (y) there is no reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee failed to meet a particular standard of conduct (an “Adverse Determination”). An Adverse Determination shall include the decision that a Determination was required in connection with indemnification and the decision as to the applicable standard of conduct.

“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time.

“Expenses” means all attorneys’ fees and expenses, retainers, court, arbitration and mediation costs, transcript costs, fees and expenses of experts, witnesses and public relations consultants, bonds, costs of collecting and producing documents, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, appealing or otherwise participating in a Proceeding.

“Governing Body” means in the case of a corporation the board of directors, in the case of a limited liability company, the board of managers or similar body and in the case of any other form of entity any similar governing body.

“Independent Legal Counsel” means an attorney or firm of attorneys competent to render an opinion under the applicable law, selected in accordance with the provisions of Section 6(e), who has not performed any services for the Corporation or any of its subsidiaries or for Indemnitee (other than in connection with a Determination or a determination regarding the rights of indemnitees under other indemnity agreements) within the past five years.

“Proceeding” means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including without limitation a claim, demand, discovery request, formal or informal investigation, inquiry, administrative hearing, arbitration or other form of alternative dispute resolution, including an appeal from any of the foregoing.

“Voting Securities” means any securities of the Corporation that vote generally in the election of members of the Governing Body of the Corporation.

(b) Construction. For purposes of this Agreement,

(i) References to the Corporation and its “subsidiaries” shall include any corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise that before or after the date of this Agreement is party to a merger or consolidation with the Corporation or any such subsidiary or that is a successor to the Corporation as contemplated by
Section 9(e) (whether or not such successor has executed and delivered the written agreement contemplated by Section 9(e)).

(ii) References to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan.

(iii) References to a “witness” in connection with a Proceeding shall include any interviewee or person called upon to produce documents in connection with such Proceeding.

2. Agreement to Serve.

Indemnitee agrees to serve as a member of the Governing Body of the Corporation or one or more of its subsidiaries and in such other capacities as Indemnitee may serve at the request of the Corporation from time to time, and by the execution of this Agreement the Corporation confirms its request that Indemnitee so serve. Indemnitee shall be entitled to resign or otherwise terminate such service with immediate effect at any time, and neither such resignation or termination nor the length of such service shall affect Indemnitee’s rights under this Agreement. This Agreement shall not constitute an employment agreement, supersede any employment agreement to which Indemnitee is a party or create any right of Indemnitee to continued employment or appointment.

3. Indemnification.

(a) General Indemnification. Subject to Section 3(e), the Corporation shall indemnify Indemnitee, to the fullest extent permitted by applicable law in effect on the date hereof or as amended to increase the scope of permitted indemnification, against (i) Expenses, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including all interest, taxes, assessments and other charges in connection therewith) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with any Proceeding (other than any Proceeding by or in the right of the Corporation) in which Indemnitee was or is a party or is threatened to be made a party by reason of the Indemnitee’s Corporate Status and (ii) Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with any Proceeding by or in the right of the Company in which Indemnitee was or is a party or is threatened to be made a party by reason of the Indemnitee’s Corporate Status. Indemnitee shall have the right to choose counsel of his or her own choice.

(b) Additional Indemnification Regarding Expenses. Without limiting the foregoing, in the event any Proceeding is initiated by Indemnitee or by the Corporation, any of its subsidiaries or any other person to enforce or interpret this Agreement or any rights of Indemnitee to indemnification or advancement of Expenses (or related obligations of Indemnitee) under the Corporation or any such subsidiary’s certificate of incorporation, bylaws or other organizational agreement or instrument, any other agreement to which Indemnitee and the Corporation or any of its subsidiaries are party, any vote of stockholders, directors, members or managers of the Corporation or any of its subsidiaries, the DGCL, any other applicable law or any liability insurance policy, to the fullest extent allowable under applicable law, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding. Indemnitee shall be required to reimburse the Corporation in the event that a final judicial determination is made that any such action brought by Indemnitee was frivolous or made in bad faith.

(c) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for a portion of any

Expenses, losses, liabilities, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Indemnitee, but not for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for such portion.

(d) Non-exclusivity; Other Rights to Indemnification. The indemnification and advancement rights provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under the certificate of incorporation, bylaws or other organizational agreement or instrument of the Corporation or any of its subsidiaries, any other agreement, any vote of stockholders or directors, the DGCL, any other applicable law or any liability insurance policy.

(e) Exceptions. Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated under this Agreement to indemnify Indemnitee:

(i) for Expenses incurred in connection with the prosecution of affirmative claims for damages in Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, application for declaratory relief, counterclaim or crossclaim, except (x) as contemplated by Section 3(b), (y) in specific cases if the Governing Body of the Corporation has approved the initiation or bringing of such Proceeding, and (z) as may be required by law;

(ii) for (y) an accounting of profits arising from the purchase or sale by Indemnitee of securities of the Corporation in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any similar successor statute, or (z) any reimbursement of the Corporation by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the payment to the Corporation of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act);

(iii) in connection with Proceedings involving the enforcement of non-compete and/or non-disclosure agreements or the non-compete and/or non-disclosure provisions of employment, consulting or similar agreements the Indemnitee may be a party to with the Corporation, or any subsidiary of the Corporation or any other applicable foreign or domestic corporation, partnership, joint venture, trust or other enterprise, if any; and

(iv) if and to the extent that it should ultimately be determined by a court of competent jurisdiction in a final and non-appealable decision that Indemnitee acted in bad faith and not in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to Proceedings by or in the right of the Corporation, if applicable law so provides, against Expenses made in respect of any such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made, and, with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed not to be in or opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(f) Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute such documents and do such acts as the Corporation may reasonably request to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

4. Contribution.

(a) The Corporation hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by officers, directors or employees of the Corporation, other than Indemnitee, who may be jointly liable with Indemnitee.

(b) To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Corporation, in lieu of indemnifying Indemnitee, shall contribute to the amount actually and reasonably incurred by Indemnitee, whether for Expenses, judgments, fines, penalties, ERISA excise taxes or amounts paid or to be paid in settlement, in connection with any Proceeding, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Corporation and Indemnitee as a result of the event(s) or transaction(s) giving cause to such Proceeding and/or (ii) the relative fault of the Corporation (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) or transaction(s); provided, that, without limiting the generality of the foregoing, such contribution shall not be required when the indemnification provided for in this Agreement is unavailable due to (y) the failure of Indemnitee to meet the applicable standard of conduct, or (z) any limitation on indemnification set forth in Section 3(e) hereof.

5. Advancement of Expenses.

The Corporation shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with any Proceeding in which Indemnitee was or is a party or is threatened to be made a party by reason of the Indemnitee’s Corporate Status, other than a Proceeding initiated by Indemnitee for which the Corporation would not be obligated to indemnify Indemnitee pursuant to Section 3(e)(i), in advance of the final disposition of such Proceeding upon written request of the Indemnitee and delivery of an undertaking by the Indemnitee to repay such Expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified for such Expenses, and without regard to whether Indemnitee will ultimately be entitled to be indemnified for such Expenses and without regard to whether an Adverse Determination has been made, except as contemplated by the last sentence of Section 6(f). Indemnitee shall repay such amounts advanced if it shall ultimately be determined by a court of competent jurisdiction in a final and non-appealable decision that Indemnitee is not entitled to be indemnified by the Corporation for such Expenses. Such repayment obligation shall be unsecured and shall not bear interest. The Corporation shall not impose on Indemnitee additional conditions to advancement or require from Indemnitee additional undertakings regarding repayment.

6. Indemnification Procedure.

(a) Notice of Proceeding; Cooperation. Indemnitee shall give the Corporation notice in writing as soon as practicable of any Proceeding for which indemnification will or could be sought under this Agreement; provided that any failure or delay in giving such notice shall not relieve the Corporation of its obligations under this Agreement unless and to the extent that (i) the Corporation is a party to or aware of such Proceeding and (ii) the Corporation is prejudiced by such failure (and, in that event, only to the proven extent of the amount of such purported prejudice, whether money damages or injunctive relief).

(b) Settlement. The Corporation will not, without the prior written consent of Indemnitee, which may be provided or withheld in Indemnitee’s sole discretion, effect any settlement of any Proceeding against Indemnitee or which could have been brought against Indemnitee unless such settlement solely involves the payment of money by persons other than Indemnitee and includes an unconditional release of Indemnitee from all liability on any matters that are the subject of such Proceeding and an acknowledgment that Indemnitee denies all wrongdoing in connection with such matters. The Corporation shall not be obligated to indemnify Indemnitee against amounts paid in settlement of a Proceeding against Indemnitee if such settlement is effected by Indemnitee without the Corporation’s prior written consent, unless consent is unreasonably withheld.

(c) Request for Payment; Timing of Payment. To obtain indemnification payments or advances under this Agreement, Indemnitee shall submit to the Corporation a written request therefor, together with such invoices or other supporting information as may be reasonably requested by the Corporation and reasonably available to Indemnitee and an undertaking by the Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation. The Corporation shall make indemnification payments to Indemnitee no later than 90 days, and advances to Indemnitee no later than 20 days, after receipt of the written request of Indemnitee.

(d) Determination. The Corporation intends that Indemnitee shall be indemnified to the fullest extent permitted by law as provided in Section 3 and that no Determination shall be required in connection with such indemnification. In no event shall a Determination be required in connection with advancement of Expenses pursuant to Section 5 or in connection with indemnification for Expenses incurred as a witness or incurred in connection with any Proceeding or portion thereof with respect to which Indemnitee has been successful on the merits or otherwise (including, without limitation, settlement of any Proceeding with or without payment of money or other consideration or the termination of any issue or matter in such Proceeding by dismissal, with or without prejudice). Any decision that a Determination is required by law in connection with any other indemnification of Indemnitee, and any such Determination, shall be made within 30 days after receipt of Indemnitee’s written request for indemnification, as follows:

(i) If no Change in Control has occurred, (w) by a majority vote of the members of the Governing Body of the Corporation who are not parties to such Proceeding, even though less than a quorum, with the advice of Independent Legal Counsel, or (x) by a committee of such members designated by majority vote of such members, even though less than a quorum, with the advice of Independent Legal Counsel, or (y) if there are no such members, or if such members so direct, by Independent Legal Counsel in a written opinion to the Corporation and Indemnitee, or (z) by the stockholders of the Corporation.

(ii) If a Change in Control has occurred, by Independent Legal Counsel in a written opinion to the Corporation and Indemnitee.

The Corporation shall pay all Expenses incurred by Indemnitee in connection with a Determination.

(e) Independent Legal Counsel. If there has not been a Change in Control, Independent Legal Counsel shall be selected by the Governing Body of the

Corporation and approved by Indemnitee (which approval shall not be unreasonably withheld or delayed). If there has been a Change in Control, Independent Legal Counsel shall be selected by Indemnitee and approved by the Corporation (which approval shall not be unreasonably withheld or delayed). The Corporation shall pay the fees and expenses of Independent Legal Counsel and indemnify Independent Legal Counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to its engagement.

(f) Consequences of Determination; Remedies of Indemnitee. The Corporation shall be bound by and shall have no right to challenge a Favorable Determination. If an Adverse Determination is made, or if for any other reason the Corporation does not make timely indemnification payments or advances of Expenses, Indemnitee shall have the right to commence a Proceeding before a court of competent jurisdiction to challenge such Adverse Determination and/or to require the Corporation to make such payments or advances (and the Corporation shall have the right to defend its position in such Proceeding and to appeal any adverse judgment in such Proceeding). Indemnitee shall be entitled to be indemnified for all Expenses incurred in connection with such a Proceeding in accordance with Section 3(b) and to have such Expenses advanced by the Corporation in accordance with Section 5. If Indemnitee fails to timely challenge an Adverse Determination, or if Indemnitee challenges an Adverse Determination and such Adverse Determination has been upheld by a court of competent jurisdiction in a final and non-appealable decision, then the Corporation shall not be obligated to indemnify or advance Expenses to Indemnitee under this Agreement.

(g) Presumptions; Burden and Standard of Proof. In connection with any Determination, or any review of any Determination, by any person, including a court:

(i) It shall be a presumption that a Determination is not required.

(ii) It shall be a presumption that Indemnitee has met the applicable standard of conduct and that indemnification of Indemnitee is proper in the circumstances.

(iii) The burden of proof shall be on the Corporation to overcome the presumptions set forth in the preceding clauses (i) and (ii), and each such presumption shall only be overcome if the Corporation establishes that there is no reasonable basis to support it.

(iv) The termination of any Proceeding by judgment, order, finding, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that indemnification is not proper or that Indemnitee did not meet the applicable standard of conduct or that a court has determined that indemnification is not permitted by this Agreement or otherwise.

(v) Neither the failure of any person or persons to have made a Determination nor an Adverse Determination by any person or persons shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee did not meet the applicable standard of conduct, and any Proceeding commenced by Indemnitee pursuant to Section 6(f), other than one to enforce a Favorable Determination, shall be de novo with respect to all determinations of fact and law.

7. Directors and Officers Liability Insurance.

(a) Maintenance of Insurance. So long as the Corporation or any of its subsidiaries maintains directors and officers liability insurance for any managers, directors, officers, employees or agents of any such person, the Corporation shall ensure that Indemnitee is covered by such insurance in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation and its subsidiaries’ then current managers, directors and officers. If at any time (i) such insurance ceases to cover acts and omissions occurring during all or any part of the period of Indemnitee’s Corporate Status or (ii) the Corporation or any of its subsidiaries maintains any such insurance, the Corporation shall ensure that Indemnitee is covered, with respect to acts or omissions prior to such time, for at least six years (or such shorter period as is available on commercially reasonable terms) from such time, by other directors and officers liability insurance, in amounts and on terms (including the portion of the period of Indemnitee’s Corporate Status covered) no less favorable to Indemnitee than the amounts and terms of the liability insurance maintained on the date hereof.

(b) Notice to Insurers. Upon receipt of notice of a Proceeding pursuant to Section 6(a), the Corporation shall give or cause to be given prompt notice of such Proceeding to all insurers providing liability insurance in accordance with the procedures set forth in all applicable or potentially applicable policies. The Corporation shall thereafter take all necessary action to cause such insurers to pay all amounts payable in accordance with the terms of such policies, unless the Corporation shall have paid in full all indemnification, advancement and other obligations payable to Indemnitee under this Agreement.

8. Exculpation, etc.

(a) Limitation of Liability. Indemnitee shall not be personally liable to the Corporation or any of its subsidiaries or to the stockholders of the Corporation or any such subsidiary for monetary damages for breach of fiduciary duty as a director of the Corporation or member of the Governing Body of any such subsidiary; provided, however, that the foregoing shall not eliminate or limit the liability of Indemnitee (i) for any breach of Indemnitee’s duty of loyalty to the Corporation or such a subsidiary or the stockholders thereof; (ii) for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the DGCL or any similar provision of other applicable law; or (iv) for any transaction from which Indemnitee derived an improper personal benefit as is determined by a court of competent jurisdiction in a final, non-appealable action. If the DGCL or such other applicable law shall be amended to permit further elimination or limitation of the personal liability of directors or members of Governing Bodies, then the liability of Indemnitee shall, automatically, without any further action, be eliminated or limited to the fullest extent permitted by the DGCL or such other applicable law as so amended.

(b) Indemnitee shall not be liable to the Corporation, its stockholders, or its Affiliates for any action or omission (i) taken in good faith or omitted to be taken in good faith or (ii) which the Indemnitee thought was in the interest of the Corporation. Indemnitee shall have the benefit of the business judgment rule.

(c) Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Corporation or any of its subsidiaries against Indemnitee or Indemnitee’s estate, spouses, heirs, executors, personal or legal representatives, administrators or assigns after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Corporation or any of its subsidiaries shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

9. Miscellaneous.

(a) Non-Circumvention. The Corporation shall not seek or agree to any order of any court or other governmental authority that would prohibit or otherwise interfere, and shall not take or fail to take any other action if such action or failure would reasonably be expected to have the effect of prohibiting or otherwise interfering, with the performance of the Corporation’s indemnification, advancement or other obligations under this Agreement.

(b) Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

(c) Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service or (iii) on the third business day following the date of mailing if delivered by domestic registered or certified mail, properly addressed, or on the fifth business day following the date of mailing if sent by airmail from a country outside of North America, to Indemnitee at the address shown on the signature page of this Agreement, to the Corporation at the address shown on the signature page of this Agreement, or in either case as subsequently modified by written notice.

(d) Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

(e) Successors and Assigns. This Agreement (i) shall be binding upon the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation) and (ii) shall inure to the benefit of and be enforceable by (A) the parties hereto, (B) any such successors and assigns, (C) any heirs, executors, devisees, administrators and other legal representatives of Indemnitee and (D) to the extent provided in Section 3(d) above, any express third party beneficiary hereof.

(f) Duration. All agreements and obligations of the Corporation contained herein shall continue during the period that Indemnitee is a director or officer of the Corporation (or is serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of another company) as well as for any act performed or omitted to be performed by the Indemnitee in connection with or arising out of or relating to the business of the Corporation or its Affiliates and/or by virtue of Indemnitee’s relationship to the Corporation and shall continue thereafter (i) so long as Indemnitee may be subject to any possible Proceeding relating to Indemnitee’s Corporate Status (including any rights of appeal thereto) and (ii) throughout the pendency of any Proceeding (including any rights of appeal thereto) commenced by Indemnitee to enforce or interpret his or her rights under this Agreement, even if, in either case, he or she may have ceased to serve in such capacity at the time of any such Proceeding.

(g) Choice of Law; Consent to Jurisdiction. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware, without regard to the conflict of law principles thereof. The Corporation and Indemnitee each hereby irrevocably consents to the jurisdiction of the state courts of the State of Delaware for all purposes in connection with any Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

(h) Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto, including any existing indemnification agreements relating to membership of a Governing Body of the Corporation; provided that the provisions hereof shall be cumulative of (and for the benefit of Indemnitee) and not supersede the provisions of the certificate of incorporation, bylaws or other organizational agreement or instrument of the Corporation and its subsidiaries, any employment or other agreement, any vote of members, managers, stockholders or directors, the DGCL or other applicable law. To the extent of any conflict between the terms of this Agreement and any other corporate document, the terms most favorable to the Indemnitee shall apply at the election of Indemnitee.

(i) Counterparts. This Agreement may be executed in one or more counterparts (including facsimile counterparts), each of which shall constitute an original.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ENVISION HEALTHCARE CORPORATION

By:
Name:
Title:

Address:		1A Burton Hills Boulevard
Nashville, Tennessee 37215

AGREED TO AND ACCEPTED:

INDEMNITEE:

By:
Name:
	Title:	Director

Address:

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